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                                              EXHIBIT NO. 10



               THE UNITED ILLUMINATING COMPANY

                   1990 STOCK OPTION PLAN

              Amendment adopted August 22, 1994
              ---------------------------------

   Subsection 5(c)(v) is amended to read as follows:

   (v) an Optionee may exercise Stock Options only in quantities of 500 or more shares, unless the number of shares subject to Stock Options exercisable by the Optionee is less than 500, in which event the Optionee may exercise all, but not less than all, of such exercisable Stock
Options.